UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 5, 2005


Commission     Registrant, State of Incorporation,          I.R.S. Employer
File Number       Address and Telephone Number              Identification No.

1-8809       SCANA Corporation                                       57-0784499
             (a South Carolina corporation)
             1426 Main Street, Columbia, South Carolina  29201
             (803) 217-9000

1-3375       South Carolina Electric & Gas Company                   57-0248695
             (a South Carolina corporation)
             1426 Main Street, Columbia, South Carolina  29201
             (803) 217-9000

1-11429 Public Service Company of North Carolina, Incorporated 56-2128483 (a South Carolina corporation)
             1426 Main Street, Columbia, South Carolina  29201
             (803) 217-9000


                                 Not applicable
------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is separately furnished by SCANA Corporation, South Carolina Electric & Gas Company and Public Service Company of North Carolina, Incorporated. Information contained herein relating to any individual company is furnished by such company on its own behalf. Each company makes no representation as to information relating to the other companies.

Item 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 5, 2005, the shareholders of SCANA Corporation (SCANA) approved the Long-Term Equity Compensation Plan, Amended and Restated as of January 1, 2005 (the Plan). The Plan was first approved by SCANA's shareholders in 2000, but under Section 162(m) of the Internal Revenue Code, continued deductibility of compensation relating to certain Plan awards requires that the Plan be approved by the shareholders every five years.

Plan awards may be comprised of incentive and nonqualified stock options, stock appreciation rights (either alone or in tandem with a related option), restricted stock, performance units and performance shares. The Plan is administered by the Human Resources Committee (the Committee) of the Board of Directors, except that, with respect to awards to non-employee directors, the full Board administers the Plan. Employees of SCANA and its subsidiaries (the Company) who are anticipated to be significant contributors to the Company's success and non-employee directors of SCANA are eligible to participate in the Plan. The Committee may grant awards under the Plan subject to the attainment of certain specified performance measures. The performance measures will be chosen from among earnings per share measures, return measures (including, but not limited to, return on assets, equity or sales), cash flow return on investment, which equals net cash flow divided by owners' equity, earnings before or after taxes, gross revenues and share price (including, but not limited to, growth measures and total shareholder return). The performance measures with respect to eligible employees may be measured at the SCANA level, at a subsidiary level or at an operating unit level. The Committee has the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that certain awards may not be adjusted upward (the Committee has the discretion to adjust such awards downward).

There have been no material amendments to the Plan since it was first approved by shareholders in 2000.


Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  10.01 SCANA Corporation Long-Term Equity Compensation Plan, Amended and Restated as of January 1, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of each registrant shall be deemed to relate only to matters having reference to such registrant and any subsidiaries thereof.



                                            SCANA Corporation
                                 South Carolina Electric & Gas Company
                       Public Service Company of North Carolina, Incorporated
                                               (Registrants)




May 10, 2005                   By:       s/James E. Swan, IV
                                         -------------------------------------
                                         James E. Swan, IV
                                         Controller

                                  EXHIBIT INDEX


Number

10.01 SCANA Corporation Long-Term Equity Compensation Plan, Amended and Restated as of January 1, 2005